Exhibit 99.1

InfoSpace Announces Third Quarter Results

BELLEVUE, Wash., November 4, 2010 (BUSINESS WIRE) — InfoSpace, Inc. (NASDAQ: INSP) today announced financial results for the third quarter ended September 30, 2010.

Revenues for the third quarter of 2010 were $61.7 million, reflecting an increase of $7.4 million or 14 percent from the third quarter of 2009. Net loss for the third quarter of 2010 was $0.1 million, or $0.00 per share, compared to net income of $1.8 million, or $0.05 per diluted share, for the third quarter of 2009.

Cash, cash equivalents, and marketable securities as of September 30, 2010 totaled $227.9 million. At the end of the quarter, the Company had no debt obligations.

Adjusted EBITDA, as defined below, was $4.8 million for the third quarter of 2010, which includes a $2.4 million charge relating to the separation of service of a departing executive, and compares to $7.1 million for the third quarter of 2009.

“Our core search business continues to consistently generate significant cash flow, and we remain focused on maximizing the value of this business,” said Will Lansing, president and chief executive officer of InfoSpace. “Additionally, our recently acquired
e-commerce business delivered strong revenue growth this quarter. Moving forward, we are committed to our strategy of investing in both businesses for long-term growth, as well as pursuing strategic opportunities to increase shareholder value.”

Third Quarter Segment Information

Core

Core revenue was $50.5 million in the third quarter of 2010, a decrease of $3.8 million or 7 percent from the third quarter of 2009. Core income was $6.6 million for the third quarter of 2010, which includes the $2.4 million separation expense, and represents a decrease of $0.5 million or 7 percent from the third quarter of 2009.

E-Commerce

E-Commerce revenue was $11.2 million in the third quarter of 2010. E-Commerce loss was $1.8 million or 16 percent of
E-Commerce revenue.

Fourth Quarter Outlook

For the fourth quarter of 2010, the Company expects revenues to be between $57 million and $60 million, Adjusted EBITDA to be between $4 million and $6 million, and the total results to be between net loss of $1 million and net income of $1 million, or net loss of $0.03 per share to net income of $0.03 per diluted share.

Conference Call and Webcast

A conference call will be held today at 2 p.m. Pacific time / 5 p.m. Eastern time. The live webcast can be accessed in the Investor Relations section of the InfoSpace corporate website, at http://www.infospaceinc.com.

Non-GAAP Financial Measures

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, loss on investments, net, and other loss (income), net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed in the accompanying table to the preliminary condensed consolidated financial statements (unaudited).

InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. A table reconciling the Company’s Adjusted EBITDA to net income (loss), which the Company’s management believes to be the most comparable GAAP measure, accompanies the preliminary condensed consolidated financial statements in this release. Adjusted EBITDA as presented by the Company is not necessarily comparable to similarly titled measures used by other companies. Adjusted EBITDA should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss).

About InfoSpace, Inc.

InfoSpace, Inc., a leading developer of metasearch products, is focused on bringing the best of the Web to Internet users. InfoSpace’s proprietary metasearch technology combines the top results from several of the largest online search engines, providing fast and comprehensive search results. InfoSpace sites include Dogpile® (www.dogpile.com), InfoSpace.com® (www.infospace.com), MetaCrawler® (www.metacrawler.com), WebCrawler® (www.webcrawler.com), and WebFetch® (www.webfetch.com). InfoSpace’s metasearch technology is also available on nearly 100 partner sites, including content, community, and connectivity sites. In addition, the Company operates an e-commerce channel that includes a collection of more than 200 specialty retail stores under the Mercantila®(www.mercantila.com) brand and an innovative online search engine optimization tool, WebPosition® (www.webposition.com). More information may be found at www.infospaceinc.com.

InfoSpace.com, InfoSpace, Dogpile, MetaCrawler, WebCrawler, WebFetch, Mercantila, and other marks are trademarks of InfoSpace, Inc. The names of other companies and products mentioned herein may be the trademarks of their respective owners.

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Investor Contact:

Stacy Ybarra, InfoSpace

(425) 709-8127

stacy.ybarra@infospace.com

This release contains forward-looking statements relating to InfoSpace, Inc.’s operating results that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict, including, but not limited to: the completion of the review of our financial statements for the third quarter of 2010; general economic, industry, and market sector conditions; the progress and costs of the development of our products and services; the timing and extent of market acceptance of those products and services; our dependence on companies to distribute our products and services; the ability to successfully integrate acquired businesses; the successful execution of the Company’s strategic initiatives, operating plans, and marketing strategies; and the condition of our cash investments. A more detailed description of these and certain other factors that could affect actual results is included in InfoSpace’s most recent Annual Report on Form 10-K and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Revenues:
Services	$50,524	$54,356	$164,660	$137,189
Product	11,193	—	18,232	—

Total revenues	61,717	54,356	182,892	137,189
Cost of sales:
Services(1)	28,849	36,577	101,550	86,167
Product	9,860	—	15,818	—

Total cost of sales	38,709	36,577	117,368	86,167

Gross profit	23,008	17,779	65,524	51,022

Expenses and other income:
Engineering and technology (1)	2,661	2,231	7,370	7,001
Sales and marketing (1)	10,087	6,639	25,421	18,724
General and administrative (1)(2)	9,479	6,789	23,141	19,428
Depreciation	818	813	2,461	2,486
Amortization of other intangible assets	122	—	162	—
Loss on investments, net (3)	—	—	—	5,016
Other loss (income), net (4)	427	(472)	4,086	(1,545)

Total expenses and other income	23,594	16,000	62,641	51,110

Income (loss) before income taxes	(586)	1,779	2,883	(88)

Income tax benefit (expense)	484	32	(771)	(251)

Net income (loss)	$(102)	$1,811	$2,112	$(339)

Earnings (loss) per share - Basic	$(0.00)	$0.05	$0.06	$(0.01)

Earnings (loss) per share - Diluted	$(0.00)	$0.05	$0.06	$(0.01)

Weighted average shares outstanding used in computing basic income (loss) per share	35,969	35,035	35,731	34,945

Weighted average shares outstanding used in computing diluted income (loss) per share	35,969	35,766	36,770	34,945

(1)	Stock-based compensation expense for the three and nine months ended September 30, 2010 and 2009 is allocated among the following captions (in thousands):

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Cost of sales - services	$137	$202	$390	$408
Engineering and technology	252	620	1,135	975
Sales and marketing	1,106	920	2,789	1,374
General and administrative	1,567	2,192	4,987	4,617

Total stock-based compensation expense	$3,062	$3,934	$9,301	$7,374

(2)	In the three and nine months ended September 30, 2010, the Company recorded a $2.4 million charge related to the separation from service of a departing executive.
(3)	In the nine months ended September 30, 2009, the Company recorded net other-than-temporary impairment charges of $5.0 million relating to the auction rate securities investments that it held.
(4)

In the nine months ended September 30, 2010, the Company recorded a $3.5 million charge as a result of the increase in the estimated fair value of a contingent liability related to operation of the assets acquired on April 1, 2010 from Make The Web Better.

InfoSpace, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	September 30, 2010	December 31, 2009
ASSETS

Current assets:
Cash and cash equivalents	$136,035	$83,750
Short-term investments, available-for-sale	91,869	142,647
Accounts receivable, net	16,721	28,466
Other receivables	4,071	2,953
Prepaid expenses and other current assets	2,888	2,526

Total current assets	251,584	260,342

Property and equipment, net	8,432	12,315
Goodwill	69,878	44,815
Other intangible assets, net	1,536	457
Other long-term assets	4,035	4,287

Total assets	$335,465	$322,216

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$6,258	$6,736
Accrued expenses and other current liabilities	35,954	34,131

Total current liabilities	42,212	40,867

Other long-term liabilities	1,304	1,514

Total liabilities	43,516	42,381

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,313,546	1,303,667
Accumulated deficit	(1,023,064)	(1,025,176)
Accumulated other comprehensive income	1,463	1,340

Total stockholders’ equity	291,949	279,835

Total liabilities and stockholders’ equity	$335,465	$322,216

Summary of cash, cash equivalents, and short-term investments:
Cash and cash equivalents	$136,035	$83,750
Short-term investments, available-for-sale	91,869	142,647

Cash, cash equivalents, and short-term investments	$227,904	$226,397

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Nine months ended
	September 30, 2010	September 30, 2009
Operating activities:
Net income (loss)	$2,112	$(339)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on investments, net	—	5,016
Stock-based compensation	9,301	7,374
Depreciation and amortization of intangible assets	5,397	5,440
Deferred income taxes	—	186
Excess tax benefits from stock-based award activity	(1,097)	—
Amortization of premium (accretion of discount) on investments, net	1,271	(26)
Loss on disposal of assets	1,180	635
Other	(18)	254
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	12,404	(6,234)
Notes and other receivables	(297)	(3,042)
Prepaid expenses and other current assets	866	(426)
Other long-term assets	251	359
Accounts payable	(5,307)	144
Accrued expenses and other current and long-term liabilities	(6,141)	6,984

Net cash provided by operating activities	19,922	16,325

Investing activities:
Business acquisitions, net of cash acquired	(15,985)	(395)
Purchases of property and equipment	(1,598)	(1,654)
Other long-term assets	—	159
Proceeds from the sale of assets	307	611
Proceeds from sales and maturities of investments	208,727	75,600
Purchases of investments	(159,091)	(47,317)

Net cash provided by investing activities	32,360	27,004

Financing activities:
Proceeds from stock option exercises and issuance of stock through employee stock purchase plan	2,236	405
Repayment of capital lease obligations	(439)	(420)
Tax payments from shares withheld upon vesting of restricted stock units	(2,891)	—
Excess tax benefits from stock-based award activity	1,097	—

Net cash provided (used) by financing activities	3	(15)

Net increase in cash and cash equivalents	52,285	43,314

Cash and cash equivalents:
Beginning of period	83,750	49,936

End of period	$136,035	$93,250

InfoSpace, Inc.

Preliminary Segment Information

(Unaudited)

(Amounts in thousands)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Core:
Revenue	$50,524	$54,356	$164,660	$137,189
Cost of sales (1)	26,111	34,019	93,861	78,706
Operating expenses	17,814	13,278	46,600	42,286

Core income	6,599	7,059	24,199	16,197

E-Commerce:
Revenue	11,193	—	18,232	—
Cost of sales	9,860	—	15,818	—
Operating expenses	3,160	—	4,947	—

E-Commerce loss	(1,827)	—	(2,533)	—

Total:
Total revenue	61,717	54,356	182,892	137,189
Total cost of sales	35,971	34,019	109,679	78,706
Total segment operating expenses	20,974	13,278	51,547	42,286

Total segment income	4,772	7,059	21,666	16,197

Corporate:
Stock-based compensation	3,062	3,934	9,301	7,374
Depreciation	1,701	1,771	5,092	5,377
Amortization of other intangible assets	168	47	304	63
Loss on investments, net	—	—	—	5,016
Other loss (income), net	427	(472)	4,086	(1,545)
Income tax expense (benefit)	(484)	(32)	771	251

Net income (loss)	$(102)	$1,811	$2,112	$(339)

For each of the business segments, Core and E-Commerce, the financial information above is used by the Company’s chief operating decision maker.

(1)

Amounts do not include allocations for certain costs including, amortization of acquired technology that supports Core segment services, certain costs associated with the operation of the Company’s data centers that serve its search business, including depreciation, personnel expenses, energy, and bandwidth costs, and payment processing fees for customer transactions.

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended		Nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Net income (loss) (2)	$(102)	$1,811	$2,112	$(339)
Depreciation and amortization of intangible assets	1,869	1,818	5,396	5,440
Stock-based compensation	3,062	3,934	9,301	7,374
Loss on investments, net	—	—	—	5,016
Other loss (income), net (3)	427	(472)	4,086	(1,545)
Income tax expense (benefit)	(484)	(32)	771	251

Adjusted EBITDA	$4,772	$7,059	$21,666	$16,197

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the three months ending December 31, 2010
Net income (loss)	$(1,000)	$1,000
Depreciation and amortization of intangible assets	1,900	1,900
Stock-based compensation	3,400	3,400
Other income, net (3)	(300)	(300)
Income tax expense	—	—

Adjusted EBITDA	$4,000	$6,000

(1)

InfoSpace’s Adjusted EBITDA is calculated by adjusting net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) to exclude the effects of income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, loss on investments, net, and other loss (income), net (which includes such items as adjustments to the fair values of contingent liabilities related to business combinations, interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. InfoSpace’s management believes that Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. InfoSpace believes that Adjusted EBITDA is a common measure used by investors and analysts to evaluate its performance, that it provides a more complete understanding of the results of operations and trends affecting the Company’s business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Adjusted EBITDA should be evaluated in light of the Company’s financial results prepared in accordance with GAAP, and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss).

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other loss (income), net, primarily consists of adjustments to the fair values of contingent liabilities related to business combinations, interest income, gains or losses from the disposal of assets, and foreign currency transaction gains or losses.